SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 25, 2000




                         Pallet Management Systems, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


       Florida                     000-24405                 59-2197020
       -------                     ---------                 ----------
   State or other                 (Commission               (IRS Employer
   Jurisdiction of               File Number)            Identification No.)
   Incorporation)


              One E. Ocean Boulevard, Suite 305,
                      Boca Raton, Florida                        33432
                     ---------------------                      -------
           (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (561) 338-7763
                                                            --------------





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Item 4.           Changes in Registrant's Certifying Accountants
                  ----------------------------------------------

         On July 25, 2000, the Board of Directors of Pallet Management Systems, Inc. (the "Company") recommended and approved the replacement of its principal accountants, Pricewaterhouse Coopers LLP ("PWC"). Also, on July 25, 2000, the Board of Directors recommended and approved the replacement firm of Kaufman, Rossin & Co. ("Kaufman") as the Company's independent auditors, effective July 25, 2000.

         PWC has not issued an audit report on the Company's financial statements. A reportable event, within the meaning of Item 304(a)(1)(v) of Regulation S-K, which is set forth in the following sentence, has occurred during the two most recently completed years and subsequent interim periods, preceding this change. The Company recently advised PWC that the Company and an affiliate of two principal stockholders, one of whom is also an executive officer of the Company, have agreed to conduct a review of certain transactions between the parties for potential conflicts of interest, and to evaluate certain actions of the executive officer. Such review has not been completed.

         During the period of PWC's engagement, commencing on August 16, 1999 through July 25, 2000, and subsequent interim periods preceding this change, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of such disagreements in connection with issuing their reports. No reportable events, within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than as set forth in the preceding paragraph, have occurred during the two most recently completed years and subsequent interim periods, preceding this change.

         The Company has provided PWC with these disclosures, and has requested that they furnish the Company with a letter, addressed to the Securities and Exchange Commission stating whether or not they agree with the statements contained herein. Upon receipt that letter will be filed by amendment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)      None
         (b)      None
         (c)      Exhibits

         Exhibit 16.1-Letter addressed to the Securities and Exchange Commission from Pricewaterhouse Coopers LLP - to be filed by amendment.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PALLET MANAGEMENT SYSTEMS, INC.



Date:    August 1, 2000             By:      /s/ Zachary M. Richardson
                                             -----------------------------------
                                             Zachary M. Richardson , President